                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: MAY 14, 2003
                                          ------------

                        (Date of Earliest Event Reported)


                          CAPSTEAD MORTGAGE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          MARYLAND                      1-8896                 75-2027937
(State of Incorporation)         (Commission File No.)       (I.R.S. Employer
                                                            Identification No.)


            8401 NORTH CENTRAL EXPRESSWAY
                      SUITE 800
                     DALLAS, TEXAS                               75225
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       (Address of Principal Executive Offices)               (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 874-2323
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ITEM 9. REGULATION FD DISCLOSURE

As provided in SEC Release No. 33-8216, the Company deems this information to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934.


PLAINTIFFS FILE MOTION TO VACATE JUDGEMENT

BACKGROUND:

During 1998, twenty-four purported class action lawsuits were filed against the Company and certain of its officers alleging, among other things, that the defendants violated federal securities laws by publicly issuing false and misleading statements and omitting disclosure of material adverse information regarding the Company's business. In March 1999, these actions were consolidated and in July 2000, the court appointed a lead plaintiff group. An amended complaint was filed in October 2000. The amended complaint claims that as a result of alleged improper actions, the market prices of the Company's equity securities were artificially inflated during the period between April 17, 1997 and June 26, 1998. The amended complaint seeks monetary damages in an undetermined amount. In February 2001 the Company responded to this amended complaint with a motion to dismiss all allegations against the Company and the named officers. In April 2001 the plaintiffs responded to the Company's motion to dismiss and the Company filed its reply to the plaintiffs' response in May 2001.

RULING ON MARCH 31, 2003:

By order dated March 31, 2003, the court granted the Company's motion to dismiss and entered an order dismissing the amended complaint and denying the plaintiffs' request to further amend their complaint.

MOTION FILED ON MAY 14, 2003:

On May 14, 2003 the plaintiffs filed a motion under FED.R.CIV.P.15 and 59(e) seeking to vacate the Court's March 31, 2003 judgement and modify the Court's March 31, 2003 order to permit the filing of an amended complaint.

Management continues to believe the final resolution of this suit will not have a material adverse effect on the financial position of the Company.

FORWARD-LOOKING STATEMENTS:

This document contains "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. The Company's financial condition could differ materially from that anticipated in these forward-looking statements.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAPSTEAD MORTGAGE CORPORATION


May 14, 2003                  By: /s/ Phillip A. Reinsch
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                                  Phillip A. Reinsch, Senior Vice President